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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Frontline Communications Corporation (the "Company") on Form 10-KSB for the period December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vasan Thatham, as Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Vasan Thatham
                                                    ----------------------------
                                                    Vasan Thatham
                                                    Vice President and
                                                    Chief Financial Officer

                                                    April 15, 2003